                                                                 EXHIBIT 10(iv)


                             COOPER INDUSTRIES, INC.
                  SUPPLEMENTAL EXCESS DEFINED CONTRIBUTION PLAN
                          (AUGUST 1, 1998 RESTATEMENT)

                             COOPER INDUSTRIES, INC.
                  SUPPLEMENTAL EXCESS DEFINED CONTRIBUTION PLAN
                          (AUGUST 1, 1998 RESTATEMENT)

                                TABLE OF CONTENTS

SECTION                                                                 PAGE NO.
-------                                                                 -------
                                    ARTICLE I
                                   DEFINITIONS

1.1   Definitions...........................................................  2
1.2   Construction .........................................................  4

                                   ARTICLE II
                       ELIGIBILITY FOR PLAN PARTICIPATION

2.1   Eligibility to Participate............................................  5
2.2   Cessation of Participation............................................  5

                                   ARTICLE III
                           SUPPLEMENTAL CONTRIBUTIONS

3.1   Supplemental Matching Contributions...................................  6
3.2   Supplemental Basic Contributions......................................  6
3.3   Supplemental Post-Tax Contributions...................................  7

                                   ARTICLE IV
                                SEPARATE ACCOUNTS

4.1   Types of Separate Accounts............................................  8
4.2   Interest .............................................................  8

                                    ARTICLE V
                                  DISTRIBUTION

5.1   Eligibility for Distribution..........................................  9
5.2   Method of Distribution................................................  9
5.3   Transfer of Certain Liabilities.......................................  9

                                   ARTICLE VI
                                  BENEFICIARIES                              10

                                   ARTICLE VII
                            ADMINISTRATIVE PROVISIONS

7.1   Administration........................................................ 11
7.2   Powers and Authorities of the Committee............................... 11
7.3   Indemnification....................................................... 11

SECTION                                                                 PAGE NO.
-------                                                                 -------
                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

8.1   Authority to Amend or Terminate Plan.................................. 13
8.2   Termination of Participation of Certain Affiliates.................... 13

                                   ARTICLE IX
                                  MISCELLANEOUS

9.1   Non-Alienation of Benefits............................................ 14
9.2   Payment of Benefits to Others......................................... 14
9.3   Plan Non-Contractual.................................................. 14
9.4   Funding............................................................... 15
9.5   Controlling Status.................................................... 15
9.6   Claims of Other Persons............................................... 15
9.7   Severability.......................................................... 15
9.8   Governing Law......................................................... 15

                             COOPER INDUSTRIES, INC.
                  SUPPLEMENTAL EXCESS DEFINED CONTRIBUTION PLAN
                          (AUGUST 1, 1998 RESTATEMENT)


         WHEREAS, effective as of July 1, 1986, Cooper Industries, Inc. (hereinafter referred to as the "Company") established the Cooper Industries, Inc. Supplemental Excess Defined Contribution Plan for the benefit of a select group of management employees employed by the Company or an affiliate thereof whose benefits under the Cooper Industries, Inc. Retirement Savings Plan and Stock Ownership Plan (formerly known as the Cooper Industries, Inc. Employees' Savings Plan) were limited by the provisions of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, the Plan has been amended on five occasions; and

         WHEREAS, the Company desires to amend and restate the Plan;

         NOW, THEREFORE, effective as of August 1, 1998, unless specifically provided otherwise, the Company hereby amends and restates the Plan as hereinafter set forth with respect to Participants employed on and after such date.

                                    ARTICLE I

                                   DEFINITIONS

        1.1. DEFINITIONS. Except as otherwise required by the context, the terms used in the Plan shall have the meaning hereinafter set forth.

                  (1) The term "AFFILIATE" shall mean any member of a controlled group of corporations (as determined under Section 414(b) of the Code) of which the Company is a member; any member of a group of trades or businesses under common control (as determined under Section 414(c) of the Code) with the Company; any member of an affiliated service group (as determined under Section 414(m) of the Code) of which the Company is a member; and any other entity which is required to be aggregated with the Company pursuant to the provisions of Section 414(o) of the Code.

                  (2) The term "BASIC CONTRIBUTIONS" shall mean the employee elective contributions made under the Cooper Savings Plan on behalf of a Participant.

                  (3) The term "BENEFICIARY" shall mean the person who, in accordance with the provisions of Article VI, shall be entitled to receive distribution hereunder in the event a Participant dies before his interest under the Plan has been distributed to him in full.

                  (4) The term "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

                  (5) The term "COMPANY" shall mean Cooper Industries, Inc., an Ohio corporation, its corporate successors, and the surviving corporation resulting from any merger of Cooper Industries, Inc. with any other corporation or corporations.

                  (6) The term "COMPENSATION" shall mean the total wages and salary, including overtime payments, commissions, severance pay, and other monetary remuneration, if any, which is included in a Participant's gross pay with respect to a month for services rendered to an Employer, but excluding any relocation expense reimbursements as well as foreign service premiums and allowances, plus Basic Contributions made on behalf of such Participant under the Cooper Savings Plan and Supplemental Basic Contributions credited to such Participant under Section 3.2 of the Plan.

                  (7) The term "COOPER DEFERRAL PLAN" shall mean the Cooper Industries, Inc. Management Incentive Compensation Deferral Plan, as amended from time to time.

                  (8) The term "COOPER SALARIED PLAN" shall mean the Salaried Employees' Retirement Plan of Cooper Industries, Inc., as amended from time to time.

                  (9) The term "COOPER SAVINGS PLAN" shall mean the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan, as amended from time to time.

                  (10) The term "EMPLOYER" shall mean the Company as well as any Affiliate which is designated by the Plans Administrative Committee as a participating employer under the Plan.

                  (11) The term "LOCAL ADMINISTRATIVE COMMITTEE" shall mean the administrative committee that administers the Plan as set forth in
         Article VII.

                  (12) The term "MATCHING CONTRIBUTIONS" shall mean the employer matching contributions allocated under the Cooper Savings Plan to a Participant.

                  (13) The term "PARTICIPANT" shall mean any employee of an Employer who participates in the Plan pursuant to Article II of the Plan.

                  (14) The term "PLAN" shall mean the Cooper Industries, Inc. Supplemental Excess Defined Contribution Plan as set forth herein.

                  (15) The term "PLANS ADMINISTRATION COMMITTEE" shall mean the committee appointed by the Chief Executive Officer of the Company pursuant to the Plans Management Procedures to establish, amend, terminate, monitor and administer the benefit plants of the Company and Affiliates pursuant to the provisions of the Plans Management Procedures.

                  (16) The term "PLANS MANAGEMENT PROCEDURES" shall mean the procedures adopted by the Board of Directors of the Company to allocate and delegate fiduciary responsibilities with respect to the benefit plans of the Company and Affiliates.

                  (17) The term "SEPARATE ACCOUNT" shall mean each of the accounts maintained in the name of a Participant pursuant to Section 4.1.

                  (18) The term "SUPPLEMENTAL BASIC ACCOUNT" shall mean the Separate Account to which Supplemental Basic Contributions are credited in accordance with the provisions of Sections 3.2 and 4.1.

                  (19) The term "SUPPLEMENTAL BASIC CONTRIBUTIONS" shall mean the contributions credited to a Participant under the Plan pursuant to
         Section 3.2.

                  (20) The term "SUPPLEMENTAL CONTRIBUTIONS" shall mean the employee contributions made under the Cooper Savings Plan by a Participant.

                  (21) The term "SUPPLEMENTAL MATCHING ACCOUNT" shall mean the Separate Account to which Supplemental Matching Contributions are credited in accordance with the provisions of Sections 3.1 and 4.1.

                  (22) The term "SUPPLEMENTAL MATCHING CONTRIBUTIONS" shall mean the Employer contributions credited to a Participant under the Plan pursuant to Section 3.1.

                  (23) The term "SUPPLEMENTAL POST-TAX ACCOUNT" shall mean the Separate Account in which Supplemental Post-Tax Contributions are credited in accordance with the provisions of Sections 3.3 and 4.1 of the Plan.

                  (24) The term "SUPPLEMENTAL POST-TAX CONTRIBUTIONS" shall mean the contributions credited to a Participant under the Plan pursuant to
         Section 3.3.

         1.2 CONSTRUCTION. Where necessary or appropriate to the meaning hereof, the singular shall be deemed to include the plural, the plural to include the singular, the masculine to include the feminine, and the feminine to include the masculine.

                                   ARTICLE II

                       ELIGIBILITY FOR PLAN PARTICIPATION

         2.1 ELIGIBILITY TO PARTICIPATE. Any select management and highly compensated employee of an Employer (i) whose retirement benefits are limited under the Cooper Savings Plan by the provisions of Section 401(a)(17) or Section 415 of the Code or (ii) who participates in the Cooper Deferral Plan as well as the Cooper Savings Plan shall become a Participant in the Plan automatically upon such limitation or participation.

         2.2 CESSATION OF PARTICIPATION. As of the applicable effective date hereinafter set forth, Plan participation of employees of the subsidiaries of the Company listed below shall cease and Plan coverage to employees of such subsidiaries shall be closed.

Effective Date                                  Subsidiary
--------------                                  ----------
August 1, 1993                        Belden Wire & Cable Company
March 1, 1994                         Gardner Denver Machinery Inc.
May 26, 1994                          Cameron Forged Products Company
January 1, 1995                       Cooper Cameron Corporation and its
                                      subsidiary, Wheeling Machine Products
                                      Company
October 1, 1998                       Champion Spark Plug Company and its
                                      subsidiaries
October 1, 1998                       Moog Automotive Products, Inc. and its
                                      subsidiaries

                                   ARTICLE III

                           SUPPLEMENTAL CONTRIBUTIONS


         3.1 SUPPLEMENTAL MATCHING CONTRIBUTIONS. The Supplemental Matching Account of each Participant shall be credited monthly with Supplemental Matching Contributions equal to the sum of:

                  (a) the amount with respect to which Matching Contributions under the Cooper Savings Plan are limited for a month due to the provisions of Sections 401(a)(17) and 415 of the Code; and

                  (b) the amount that would have been contributed by an Employer under the Cooper Savings Plan for such month if the Participant had not participated in the Cooper Deferral Plan and had made contributions under the Cooper Savings Plan with respect to the compensation deferred under the Cooper Deferral Plan in accordance with his election in effect for such month under the Cooper Savings Plan and the provisions of the Cooper Savings Plan in effect for such month without regard to any limitations imposed by Sections 401(a)(17) and 415 of the Code.

         3.2 SUPPLEMENTAL BASIC CONTRIBUTIONS. The Supplemental Basic Account of each Participant shall be credited monthly with Supplemental Basic Contributions equal to the Basic Contributions and Supplemental Contributions deemed to be Basic Contributions for purposes of Matching Contributions (if any) that would have been contributed to the Cooper Savings Plan on his behalf for a month except for the provisions of Sections 401(a)(17) and 415 of the Code and that were deferred or deducted from his Compensation in accordance with a duly executed and filed Compensation reduction or deduction authorization form; provided, however, that in no event shall Supplemental Basic Contributions when added to the amount of Basic Contributions and Supplemental Contributions deemed to be Basic Contributions for purposes of Matching Contributions (if any) for such month under the Cooper Savings Plan exceed six percent of such Participant's Compensation. Such Supplemental Basic Contributions attributable to Basic

Contributions and Supplemental Basic Contributions attributable to Supplemental Contributions deemed to be Basic Contributions shall be credited to the pre-tax Supplemental Basic Account of the Participant. Prior to January 1, 1994, Supplemental Basic Contributions attributable to Supplemental Contributions deemed to be Basic Contributions were credited to the post-tax Supplemental Basic Account of the Participant.

         3.3 SUPPLEMENTAL POST-TAX CONTRIBUTIONS. The Supplemental Post-Tax Account of each Participant shall be credited monthly with Supplemental Post-Tax Contributions equal to the Supplemental Contributions (excluding these deemed to be Basic Contributions for purposes of Matching Contributions) that would have been contributed to the Cooper Savings Plan on his behalf for a month except for the provisions of Sections 401(a)(17) and Section 415 of the Code and that were deducted from his Compensation in accordance with a duly executed and filed Compensation deduction authorization form; provided, however, that in no event shall Supplemental Post-Tax Contributions when added to Supplemental Contributions (excluding those deemed to be Basic Contributions for purposes of Matching Contributions) for such month exceed four percent of such Participant's Compensation.

                                   ARTICLE IV

                                SEPARATE ACCOUNTS

         4.1 TYPES OF SEPARATE ACCOUNTS. Each Participant shall have Separate Accounts established in his name which shall reflect the type of contributions as well as interest thereon credited to him pursuant to Article III and Section
4.2. Such Separate Accounts shall be as follows:

                  (a) a Supplemental Matching Account which shall reflect the Supplemental Matching Contributions credited to a Participant pursuant to Section 3.1 and any interest credited thereon pursuant to Section 4.2;

                  (b) a Supplemental Basic Account (pre-tax) which shall reflect the pre-tax Supplemental Basic Contributions credited to a Participant pursuant to Section 3.2 and any interest credited thereon pursuant to Section 4.2;

                  (c) a Supplemental Basic Account (post-tax) which shall reflect the post-tax Supplemental Basic Contributions credited to a Participant pursuant to Section 3.2 and any interest credited thereon pursuant to Section 4.2; and

                  (d) a Supplemental Post-Tax Account which shall reflect the Supplemental Post-Tax Contributions credited to a Participant pursuant to Section 3.3 and any interest credited thereon pursuant to Section 4.2.

         4.2 INTEREST. On and after October 1, 1996, the Separate Account of a Participant shall be deemed to earn and shall be credited daily with a rate of interest equal to the average prime rate of Chase Manhattan Bank for the immediately prior calendar quarter. However, if a grantor trust is established as set forth in the provisions of Subsection 9.4 and such trust is funded, the Separate Account of the Participant shall be allocated a pro-rata share of the investment earnings of such trust.

                                    ARTICLE V

                                  DISTRIBUTION

         5.1 ELIGIBILITY FOR DISTRIBUTION. The entire balance credited to a Participant's Supplemental Matching, Supplemental Basic, and Supplemental Post-Tax Accounts shall be distributed to such Participant or his Beneficiary as soon as practicable after termination of such Participant's employment with the Company and Affiliates. However, notwithstanding the foregoing provision, in no event shall the Separate Accounts of a Participant who is employed by Cameron Forged Products Company, or a successor thereof, be distributed to such Participant prior to the termination of employment with Cameron Forged Products Company, or successor thereof, by such Participant.

         5.2 METHOD OF DISTRIBUTION. The benefits payable under the Plan from a Participant's Supplemental Matching and Supplemental Basic Accounts shall be paid to the same person in the same manner and form as, and coincident with, the payment of the benefits of such Participant are payable under the Cooper Savings Plan

         5.3 TRANSFER OF CERTAIN LIABILITIES. As of the applicable effective date hereinafter set forth, the liabilities of the Separate Accounts of Participants employed by the following subsidiaries of the Company shall be transferred to the Plans indicated below:

Effective Date               Subsidiary                                      Plan
--------------                                                               ----
August 1, 1993      Belden Wire & Cable Company             Belden Wire & Cable Company
                                                            Supplemental Excess Defined
                                                            Contribution Plan

March 1, 1994       Gardner Denver Machinery Inc.           Gardner Denver Machinery Inc.
                                                            Supplemental Excess Defined
                                                            Contribution Plan

January 1, 1995     Cooper Cameron Corporation and its      Cooper Cameron Corporation
                        subsidiary, Wheeling Machine             Supplemental Excess Defined
                        Products Company                         Contribution Plan

October 1, 1998     Champion Spark Plug Company and its     Champion Spark Plug Company
                        subsidiaries                             Supplemental Excess Defined
                                                                 Contribution Plan

October 1, 1998     Moog Automotive Products, Inc. and      Champion Spark Plug Company
                        its subsidiaries                         Supplemental Excess Defined
                                                                 Contribution Plan

                                   ARTICLE VI

                                  BENEFICIARIES


         In the event a Participant dies before his interest under the Plan has been distributed to him in full, any remaining interest shall be distributed pursuant to Article V to his Beneficiary who shall be the person designated as his beneficiary under the Cooper Savings Plan.

                                   ARTICLE VII
                            ADMINISTRATIVE PROVISIONS

         7.1 ADMINISTRATION. The Plan shall be administered by the Local Administrative Committee under the Cooper Savings Plan which shall administer it in a manner consistent with the administration of the Cooper Savings Plan, as from time to time amended, except that the Plan shall be administered as an unfunded plan not intended to meet the qualification requirements of Section 401 of the Code.

         7.2 POWERS AND AUTHORITIES OF THE COMMITTEE. The Local Administrative Committee shall have full power and authority to interpret, construe and administer the Plan and its interpretations and construction hereof, and actions hereunder, including the timing, form, amount or recipient of any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes. The Local Administrative Committee may delegate any of its powers, authorities, or responsibilities for the operation and administration of the Plan to any person or committee so designated in writing by it and may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist it in carrying out its duties hereunder. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan unless attributable to his own willful misconduct or lack of good faith. Members of the Committee shall not participate in any action or determination regarding their own benefits, if any, payable under the Plan.

         7.3 INDEMNIFICATION. In addition to whatever rights of indemnification a member of the Local Administrative Committee or the Plans Administration Committee, or any other person or persons to whom any power, authority, or responsibility is delegated pursuant to Section 7.2, may be entitled under the articles of incorporation, regulations, or by-laws of the Company, under any provision of law, or under any other agreement, the Company shall satisfy any liability actually and reasonably incurred by any such member or such other person or persons, including expenses, attorneys' fees, judgments, fines, and amounts paid in settlement, in connection with any threatened, pending, or completed action, suit, or proceeding which is related to the exercise or failure to exercise by such member or such other person or persons of any of the powers, authority, responsibilities, or discretion provided under the Plan.

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION


         8.1 AUTHORITY TO AMEND OR TERMINATE PLAN. The Company reserves the right to amend or terminate the Plan at any time or extend the Plan to any Affiliate by action of the Plans Administration Committee; provided however, that no such action shall adversely affect any Participant who is receiving supplemental benefits under the Plan or whose Separate Accounts are credited with any contributions thereto, unless an equivalent benefit is provided under another plan or program sponsored by an Employer or an Affiliate.

         8.2 TERMINATION OF PARTICIPATION OF CERTAIN AFFILIATES. Notwithstanding the foregoing, effective as of the applicable date hereinafter set forth, the following subsidiaries of the Company shall not be included as an Employer under the Plan.

Effective Date                                      Subsidiary
--------------                                      ----------
August 1, 1993                        Belden Wire & Cable Company
March 1, 1994                         Gardner Denver Machinery Inc.
May 26, 1994                          Cameron Forged Products Company
January 1, 1995                       Cooper Cameron Corporation and its
                                        subsidiary, Wheeling Machine Products
                                        Company
October 1, 1998                       Champion Spark Plug Company and its
                                        subsidiaries
October 1, 1998                       Moog Automotive Products, Inc. and its
                                        subsidiaries

                                   ARTICLE IX

                                  MISCELLANEOUS


         9.1 NON-ALIENATION OF BENEFITS. No benefit under the Plan shall at any time be subject in any manner to alienation or encumbrance. If any Participant or Beneficiary shall attempt to, or shall, alienate or in any way encumber his benefits under the Plan, or any part thereof, or if by reason of his bankruptcy or other event happening at any time any such benefits would otherwise be received by anyone else or would not be enjoyed by him, his interest in all such benefits shall automatically terminate and the same shall be held or applied to or for the benefit of such person, his spouse, children, or other dependents as the Local Administrative Committee may select.

         9.2 PAYMENT OF BENEFITS TO OTHERS. If any Participant or Beneficiary to whom a benefit is payable is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, brother, or sister, or any other individual deemed by the Local Administrative Committee to be maintaining or responsible for the maintenance of such person. Any payment made in accordance with the provisions of this Section
9.2 shall be a complete discharge of any liability of the Plan with respect to the benefit so paid.

         9.3 PLAN NON-CONTRACTUAL. Nothing herein contained shall be construed as a commitment or agreement on the part of any person employed by an Employer to continue his employment with an Employer, and nothing herein contained shall be construed as a commitment on the part of an Employer to continue the employment or the annual rate of compensation of any such person for any period, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been established.

         9.4 FUNDING. In order to provide a source of payment for its obligations under the Plan, the Company may establish a grantor trust. Subject to the provisions of the trust agreement governing such grantor trust, the obligation of an Employer under the Plan to provide a Participant or a Beneficiary with a benefit constitutes the unsecured promise of such Employer to make payments as provided herein, and no person shall have any interest in, or a lien or prior claim upon, any property of an Employer.

         9.5 CONTROLLING STATUS. No Participant shall be eligible for a benefit under the Plan unless such Participant is a Participant on the date of his retirement, death, or other termination of employment.

         9.6 CLAIMS OF OTHER PERSONS. The provisions of the Plan shall in no event be construed as giving any person, firm or corporation any legal or equitable right as against an Employer, its officers, employees, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

         9.7 SEVERABILITY. The invalidity or unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

         9.8 GOVERNING LAW. The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Ohio.

         Executed at Houston, Texas , this ___________ day of ____________,
1998.

                                      COOPER INDUSTRIES, INC.


                                      By  /s/ CARL J. PLESNICHER, JR.
                                          ----------------------------------
                                          Title: Senior Vice President,
                                                 Human Resources